Note 9 - Income Taxes: Schedule of Effective Income Tax Rate Reconciliation (Tables)	Jun. 30, 2025
Tables/Schedules
Schedule of Effective Income Tax Rate Reconciliation

	2025
Income tax benefit at statutory rate of 21%	$(209,530)	21.00%
Non deductible interest and debt extinguishment	167,154	-16.75%
State tax net of federal benefit	(14,092)	1.41%
Applife deferred tax assets	(5,184,623)	519.62%
Change in valuation allowance	5,241,091	-525.28%
Income tax benefit (expense)	$-	0.00%